Exhibit 10.3

AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of July 30, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank, N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

3. Amendments to RPA.

(a) The definition of “Liquidity Notification Date” set forth in Exhibit I (Definitions) to the RPA is hereby amended and restated to read in its entirety as follows:

“Liquidity Notification Date” means any date on or after September 1, 2009 on which the Liquidity of the Performance Guarantor is less than $100,000,000 (each such occurrence, a “Liquidity Deficiency”), whether or not the Performance Guarantor does in fact notify the Administrative Agent of such Liquidity Deficiency.

(b) The definition of “Trigger Event” set forth in Exhibit I (Definitions) to the RPA is hereby amended and restated to read in its entirety as follows:

“Trigger Event” means (a) the Required Co-Agents shall not have waived a Liquidity Deficiency within five (5) Business Days of the Liquidity Notification Date, (b) the failure of the Performance Guarantor to maintain, as of the end of the accounting periods set forth below, Consolidated EBITDA in the minimum level set forth below next to such accounting period (for each such period, “Minimum Consolidated EBITDA”):

Period	Minimum Consolidated EBITDA
For the fiscal quarter ending on December 31, 2009	$15,000,000
For the fiscal quarter ending on March 31, 2010	$20,000,000
For the two consecutive fiscal quarters ending on June 30, 2010	$80,000,000
For the three consecutive fiscal quarters ending on September 30, 2010	$145,000,000
For the four consecutive fiscal quarters ending on December 31, 2010	$210,000,000

or (c) as of the end of the accounting periods set forth below, Capital Expenditures shall exceed the amount set forth below next to such accounting period:

Period	Maximum Capital Expenditures
For the four consecutive fiscal quarters ending December 31, 2009	$150,000,000
For the four consecutive fiscal quarters ending December 31, 2010	$235,000,000

4. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 hereof, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

5. Effective Date. This Amendment shall become effective (the “Effective Date”) when each of the following conditions precedent has been satisfied or waived: (i) receipt by the Administrative Agent of counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor and the Required Co-Agents; (ii) receipt in immediately available funds by each of the Co-Agents that is executing a counterpart of this Amendment of a fully-earned and non-refundable amendment fee in an amount equal to the product obtained by multiplying 0.50% by the Group Limit of such Co-Agent’s Group; and (iii) the Seller shall have paid the reasonable legal fees and disbursements of the Administrative Agent’s counsel, Latham & Watkins LLP, invoiced on or prior to July 30, 2009.

6. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Falcon Agent and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Amsterdam Agent

BY:	RBS SECURITIES INC.,
as its agent

By:
Name:
Title:

AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of August 28, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank, N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

2. Amendment to RPA. The definition of “Liquidity Notification Date” set forth in Exhibit I (Definitions) to the RPA is hereby amended and restated to read in its entirety as follows:

“Liquidity Notification Date” means any date on or after October 13, 2009 on which the Liquidity of the Performance Guarantor is less than $100,000,000 (each such occurrence, a “Liquidity Deficiency”), whether or not the Performance Guarantor does in fact notify the Administrative Agent of such Liquidity Deficiency.

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 hereof, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

4. Effective Date. This Amendment shall become effective (the “Effective Date”) when each of the following conditions precedent has been satisfied or waived: (i) receipt by the Administrative Agent of counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor and the Required Co-Agents; and (ii) the Seller shall have paid the reasonable legal fees and disbursements of the Administrative Agent’s counsel, Latham & Watkins LLP, invoiced on or prior to August 31, 2009.

5. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Falcon Agent and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Amsterdam Agent

BY:	RBS SECURITIES INC.,
as its agent

By:
Name:
Title:

OMNIBUS AMENDMENT

AMENDMENT NO. 9 TO THIRD AMENDED AND

RESTATED

RECEIVABLES PURCHASE AGREEMENT AND

AMENDMENT

TO RECEIVABLES SALE AGREEMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of September 14, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), and

(h) YRC Inc., a Delaware corporation formerly known as Yellow Roadway Corp. and successor by merger to Yellow Transportation, Inc. and Roadway Express, Inc. (“YRC”), USF Reddaway, Inc., an Oregon corporation (“Reddaway”), and USF Holland, Inc., a Michigan corporation (together with YRC and Reddaway, the “Originators”), with respect to (i) that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”) and (ii) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators, as sellers, and YRRFC, as purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “RSA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA or, if not defined therein, in the RSA.

2. Amendment to RPA. Section 6.5(a) of the RPA is hereby amended to add the following at the end of such Section immediately before the period:

“; provided that the Monthly Report to be delivered in September 2009 shall not be due until September 22, 2009.”

3. Amendment to RSA. The first sentence of Section 5.5 of the RSA is hereby amended to add the following at the end of such sentence immediately before the period:

“; provided that the Monthly Report to be delivered in September 2009 shall not be due until September 22, 2009.”

4. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, (b) each of the Originators hereby represents and warrants to the Seller, the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 3 above, (i) no Event of Default or Potential Event of Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RSA, as amended hereby, constitutes the legal, valid and binding obligation of each Originator enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding of equity or at law) and (iii) excluding Section 2.1(j) of the RSA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby) each of the Originators’ representations and warranties contained in the RSA is true and correct as of the Effective Date, and (c) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

5. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent receives of counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor, the Originators and the Required Co-Agents.

6. Ratification. Except as modified hereby, the RPA and the RSA are hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA and the RSA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA and the RSA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RPA and the RSA, as applicable, as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

USF REDDAWAY, INC.

By:
Name:
Title:

USF HOLLAND, INC.

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Falcon Agent and as Administrative Agent

By:
Name:	John M. Kuhns
Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Amsterdam Agent

By:	RBS SECURITIES INC.,
as its agent

By:
Name:
Title:

AMENDMENT NO. 10 TO THIRD AMENDED AND

RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 10 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of September 22, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, an “Uncommitted Purchaser”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Uncommitted Purchasers, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

2. Amendments to RPA.

(a) Clause (iii) of Section 4.2(b) of the RPA is amended in its entirety to read as follows:

“(iii) the Stated Liquidity Termination Date shall not have occurred, the aggregate Credit Exposure shall not exceed the Purchase Limit, the increase in the aggregate Credit Exposure resulting from such Credit Event shall not exceed the Incremental Availability, and the Effective Receivable Interest shall not exceed 100%; and”.

(b) Section 7.1(d) of the RPA is amended to delete the date “September 30, 2009” in each place where such date appears and to substitute therefor the date “October 13, 2009” in each such place.

(c) The definition of “Default Ratio” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:

“Default Ratio” means, at any time, a fraction (expressed as a percentage) having (a) a numerator equal to the sum of (i) the Outstanding Balance of all Receivables that remained outstanding 151 to 180 days after their respective initial invoice dates as of the last day of the Calculation Period most recently ended, plus (ii) the aggregate Outstanding Balance of Receivables that were written off as uncollectible during the Calculation Period most recently ended that, if not so written off, would have been outstanding not more than 180 days after their respective invoice dates, and (b) a denominator equal to the aggregate amount payable pursuant to Invoices generated five (5) Calculation Periods prior to the Calculation Period most recently ended; provided that, solely with respect to the August 2009 Calculation Period, the amount described in clause (a) will be reduced by the Integration Defaults for such Calculation Period.

(d) The definition of “Dilution Ratio” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:

“Dilution Ratio” means, as of the last day of any calendar Calculation Period, a percentage equal to (i) the aggregate amount of Dilutions which occurred during such Calculation Period, divided by (ii) the aggregate amount of Receivables generated by the Originators during the Calculation Period immediately prior to such Calculation Period; provided that, solely with respect to a Calculation Period that began on or after March 1, 2009 and ended on or before August 31, 2009, the amount described in clause (i) will be reduced by the Integration Dilution for such Calculation Period.

(e) Exhibit I to the RPA is further amended to add the following new definitions in appropriate alphabetical order:

“Adjustment Benefit” means, at any time, an amount equal to:

[( Unadjusted LRP - LRP) + (Unadjusted DRP - DRP)] x NRB

Where:

Unadjusted LRP	=	Unadjusted Loss Reserve Percentage
LRP	=	Loss Reserve Percentage
Unadjusted DRP	=	Unadjusted Dilution Reserve Percentage
DRP	=	Dilution Reserve Percentage
NRB	=	Net Receivables Balance.

“Incremental Availability” means, at any time, an amount equal to (i) the Net Receivables Balance, minus (ii) the Required Reserve, minus (iii) the Adjustment Benefit, minus (iv) the aggregate Credit Exposure of all Groups.

“Integration Defaults” means, with respect to the August 2009 Calculation Period, an amount equal to $6,749,771; provided that if the Integration Waiver Condition is not satisfied on or prior to November 30, 2009, then at all times thereafter the Integration Defaults for the August 2009 Calculation Period shall be deemed to be zero.

“Integration Dilution” means, with respect to any Calculation Period corresponding to a calendar month below, the amount set forth opposite such month in the table below; provided that if the Integration Waiver Condition is not satisfied on or prior to November 30, 2009, then at all times thereafter the Integration Dilution for each such Calculation Period shall be deemed to be zero:

CALCULATION PERIOD	INTEGRATION DILUTION ($)
March 2009	1,002,013
April 2009	4,195,314
May 2009	4,921,859
June 2009	1,569,708
July 2009	906,062
August 2009	1,323,789

“Integration Waiver Condition” means a condition that will be satisfied if, and only if, the Administrative Agent has notified the other Agents and the Seller in writing, on or prior to November 30, 2009, that (i) it has received a report regarding the audit of the Receivables to be commenced by FTI Consulting, Inc. in October 2009, under Section 5.1(d) of this Agreement satisfactory in form and substance to the Administrative Agent in its sole discretion and (ii) such report demonstrates to the satisfaction of the Administrative Agent, in its sole discretion, and subject to the consent of all Co-Agents, that (A) the actual amount of Dilution for each relevant Calculation Period that is attributable to the transition of customers from the heritage Yellow Transportation, Inc. system to the integrated YRC Inc. system (the “Integration”)

is equal to or greater than the Integration Dilution for each such Calculation Period and (B) the actual amount of Defaulted Receivables for the August 2009 Calculation Period that is attributable to the Integration is equal to or greater than the Integration Defaults for such Calculation Period.

“Unadjusted Dilution Reserve Percentage” means the Dilution Reserve Percentage calculated as if the Integration Dilutions and Integration Defaults for each Calculation Period were zero.

“Unadjusted Loss Reserve Percentage” means the Loss Reserve Percentage calculated as if the Integration Dilutions and Integration Defaults for each Calculation Period were zero.

(f) Exhibit VIII-A to the RPA (Form of Monthly Report) is amended and restated in its entirety to read as set forth in the new Exhibit VIII-A attached hereto.

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

4. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent receives counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor, each Agent and each Purchaser.

5. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC.,
as Performance Guarantor

By:
Name:
Title:

Amendment No. 10

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

SUNTRUST BANK,
as a Committed Purchaser

By:
Name:
Title:

THREE PILLARS FUNDING LLC,
as an Uncommitted Purchaser

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:
Name:	John M. Kuhns
Title:	Executive Director

FALCON ASSET SECURITIZATION COMPANY LLC,
as an Uncommitted Purchaser

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:
Name:	John M. Kuhns
Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser, as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as a Committed Purchaser and as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION,
as an Uncommitted Purchaser

By:
Name:
Title:

WAIVER AND AMENDMENT NO. 11 TO THIRD

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS WAIVER AND AMENDMENT NO. 11 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of October 9, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

(b) As used in this Amendment:

“Additional Representation Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) which has arisen or may arise under clause (c) of Article VII of the YRCW Credit Agreement as a result of representations or warranties, made or deemed made by or on behalf of any Borrower (as defined in the YRCW Credit Agreement) or any Subsidiary (as defined in the YRCW Credit Agreement) in connection with any Loan Document (as defined in the YRCW Credit Agreement) or in any report, certificate or other document furnished pursuant to or in connection with any such Loan Document, proving to have been incorrect in any material respect when made or deemed made solely as a result of (i) the Investment Covenant Default, (ii) the CDA Investment Covenant Cross Default and (iii) not disclosing the 1994 Note (as defined below) on Exhibit D to the Security Agreement (as defined in the YRCW Credit Agreement).

“CDA Investment Covenant Cross Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) arising under clause (t) of Article VII of the YRCW Credit Agreement as a result of the existence of a “Default” under and as defined in the Specified Pension Fund Deferral Transaction Documents (as defined in the YRCW Credit Agreement) arising solely as a result of the Investment Covenant Default and/or the Additional Representation Default.

“Investment Covenant Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) arising under clause (d) of Article VII of the YRCW Credit Agreement as a result of (i) the failure of the Loan Parties (as defined in the YRCW Credit Agreement) to comply with the negative covenants set forth in Section 6.13 of the YRCW Credit Agreement solely by virtue of the existence of the Investment (as defined in the YRCW Credit Agreement) identified on Annex A to Amendment No. 11, dated as of the date hereof, to the YRCW Credit Agreement (the “1994 Note”), (ii) the Loan Parties’ failure to comply with the affirmative covenants set forth in Section 5.02(a) of the YRCW Credit Agreement by virtue of not providing notice to the Administrative Agent (as defined in the YRCW Credit Agreement) in respect of the failure described in the preceding clause (i) and (iii) the Loan Parties’ failure to comply with the affirmative covenants set forth in Section 4.4 of the Security Agreement (as defined in the YRCW Credit Agreement) by virtue of not delivering the 1994 Note to the Administrative Agent (as defined in the YRCW Credit Agreement).

“Related Servicer Defaults” means any Servicer Default under Section 7.1(b) of the RPA that may have arisen as a result of representations or warranties, made or deemed made by or on behalf of the Seller in connection with the RPA or any Transaction Document or in any report, certificate or other document furnished pursuant to or in connection with the RPA or any Transaction Document, proving to have been incorrect when made or deemed made or conditions to any Credit Event not being satisfied solely as a result of the existence of a “Default” or “Event of Default” pursuant to Section 7.1(h) of the RPA arising solely from the Investment Covenant Default, the Additional Representation Default and/or the CDA Investment Covenant Cross Default.

2. Waivers. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 below, the Required Co-Agents, on behalf of the Agents and the Purchasers, hereby waive the Related Servicer Defaults arising prior to the date hereof.

3. Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 4 below, the RPA is hereby amended as follows:

(a) Section 7.1(d) of the RPA is hereby amended to delete each reference to “October 13, 2009” therein and to substitute “October 30, 2009” therefor.

(b) The definition of “Liquidity Notification Date” set forth in Exhibit I to the RPA is hereby amended to delete the reference to “October 13, 2009” therein and to substitute “October 30, 2009” therefor.

4. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) when each of the following conditions precedent have been satisfied or waived:

(a) the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Amendment, duly executed by the Seller, the Performance Guarantor, each Agent and each Purchaser, (ii) a duly executed copy of Amendment No. 11 to Credit Agreement, dated as of October 9, 2009, among the Performance Guarantor, as borrower, the entities party thereto as Canadian Borrowers, the entities party thereto as UK Borrowers, the financial institutions party thereto and JPMorgan Chase Bank, National Association, as administrative agent and (iii) a duly executed copy of the Second Amendment to Third Amended and Restated Co-Agents’ Fee Letter of even date herewith, duly executed by the Seller and each Agent; and

(b) the Seller shall have paid the reasonable legal fees and disbursements of the Administrative Agent’s counsel, Sidley Austin LLP, invoiced on or prior to October 9, 2009.

5. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the waiver contained in Section 2 above and the amendment contained in Section 3 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

6. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC.,
as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

SUNTRUST BANK,
as a Committed Purchaser

By:
Name:
Title:

THREE PILLARS FUNDING LLC,
as a Conduit

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a Conduit

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser, as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as a Committed Purchaser and as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION,
as a Conduit

By:
Name:
Title:

OMNIBUS AMENDMENT

AMENDMENT NO. 12 TO THIRD AMENDED AND

RESTATED

RECEIVABLES PURCHASE AGREEMENT AND

AMENDMENT

TO RECEIVABLES SALE AGREEMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of October 15, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A. (“JPMorgan”), SunTrust Bank, Wachovia Bank, National Association (“Wachovia”), and The Royal Bank of Scotland plc (“RBS”) as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia, RBS and JPMorgan (each of the foregoing, a “Co-Agent”),

(g) JPMorgan, as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), and

(h) YRC Inc., a Delaware corporation formerly known as Yellow Roadway Corp. and successor by merger to Yellow Transportation, Inc. and Roadway Express, Inc. (“YRC”), USF Reddaway, Inc., an Oregon corporation (“Reddaway”), and USF Holland, Inc., a Michigan corporation (together with YRC and Reddaway, the “Originators”), with respect to (i) that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”) and (ii) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators, as sellers, and YRRFC, as purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “RSA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the RPA or, if not defined therein, in the RSA.

2. Amendment to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the condition precedent set forth in Section 4 below, the proviso appearing in Section 6.5(a) of the RPA is hereby amended and restated as follows:

;provided that the Monthly Report to be delivered in (i) September 2009 shall not be due until September 22, 2009 and (ii) October 2009 shall not be due until October 23, 2009.

3. Amendment to RSA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the condition precedent set forth in Section 4 below, the proviso appearing in the first sentence of Section 5.5 of the RSA is hereby amended and restated as follows:

;provided that the Monthly Report to be delivered in (i) September 2009 shall not be due until September 22, 2009 and (ii) October 2009 shall not be due until October 23, 2009.

4. Condition Precedent. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent receives counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor, the Originators and the Required Co-Agents.

5. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date, (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, (b) each of the Originators hereby represents and warrants to the Seller, the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 3 above, (i) no Event of Default or Potential Event of Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RSA, as amended hereby, constitutes the legal, valid and binding obligation of each Originator enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding of equity or at law) and (iii) excluding Section 2.1(j) of the RSA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby) each of the Originators’ representations and warranties contained in the RSA is true and correct as of the Effective Date, and (c) the Performance Guarantor hereby consents to the amendments herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

6. Ratification. Except as modified hereby, the RPA and the RSA are hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA and the RSA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA and the RSA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean, respectively, the RPA and the RSA, as applicable, as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC.,
as Performance Guarantor

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

USF REDDAWAY, INC.

By:
Name:
Title:

USF HOLLAND, INC.

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Falcon Agent and as Administrative Agent

By:
Name:	John M. Kuhns
Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

WAIVER AND AMENDMENT NO. 13 TO THIRD

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS WAIVER AND AMENDMENT NO. 13 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of October 26, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

(b) As used in this Amendment:

“5% Contingent Convertible Senior Notes” shall have the meaning specified in the YRCW Credit Agreement after giving effect to the Waiver to the YRCW Credit Agreement dated, as of the date hereof, by and among the Borrowers (as defined in the YRCW Credit Agreement), the financial entities party thereto and JPMorgan Chase Bank, National Association, as administrative agent.

“3.375% Contingent Convertible Senior Notes” shall have the meaning specified in the YRCW Credit Agreement after giving effect to the Waiver to the YRCW Credit Agreement dated as of the date hereof, by and among the Borrowers (as defined in the YRCW Credit Agreement), the financial entities party thereto and JPMorgan Chase Bank, National Association, as administrative agent.

“Additional Representation Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) which has arisen or may arise under clause (c) of Article VII of the YRCW Credit Agreement as a result of representations or warranties, made or deemed made by or on behalf of any Borrower (as defined in the YRCW Credit Agreement) or any Subsidiary (as defined in the YRCW Credit Agreement) in connection with any Loan Document (as defined in the YRCW Credit Agreement) or in any report, certificate or other document furnished pursuant to or in connection with any such Loan Document, proving to have been incorrect in any material respect when made or deemed made solely as a result of the CoCo Default and/or the CoCo Cross Default.

“CoCo Cross Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) arising under clause (t) of Article VII of the YRCW Credit Agreement as a result of the existence of a “Default” under and as defined in the Specified Pension Fund Deferral Transaction Documents (as defined in the YRCW Credit Agreement) arising solely as a result of the CoCo Default and/or the Additional Representation Default.

“CoCo Default” means any Default (as defined in the YRCW Credit Agreement) or Event of Default (as defined in the YRCW Credit Agreement) arising under clauses (d) and (g) of Article VII of the YRCW Credit Agreement as a result of (i) certain holders of the 5% Contingent Convertible Senior Notes and certain of the holders of the 3.375% Contingent Convertible Senior Notes having the right or the option to convert the securities issued thereunder into a combination of cash and Equity Interests (as defined in the YRCW Credit Agreement) of the Performance Guarantor prior to the scheduled maturity thereof and (ii) the Loan Parties’ (as defined in the YRCW Credit Agreement) failure to comply with the affirmative covenants set forth in Section 5.02(a) of the YRCW Credit Agreement by virtue of not providing notice to the Administrative Agent (as defined in the YRCW Credit Agreement) in respect of the failure described in clause (i) above.

“Related Servicer Defaults” means any Servicer Default under Section 7.1(b) of the RPA that may have arisen as a result of representations or warranties, made or deemed made by or on behalf of the Seller in connection with the RPA or any Transaction Document or in any report, certificate or other document furnished pursuant to or in connection with the RPA or any Transaction Document, proving to have been incorrect when made or deemed made or conditions to any Credit Event not being satisfied solely as a result of the existence of a “Default” or “Event of Default” pursuant to Section 7.1(h) of the RPA arising solely from the CoCo Default, the Additional Representation Default and/or the CoCo Cross Default.

2. Waivers. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 below, the Required Co-Agents, on behalf of the Agents and the Purchasers, hereby waive the Related Servicer Defaults arising prior to the date hereof.

3. Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 4 below, the RPA is hereby amended as follows:

(a) The proviso appearing in the definition of “Default Ratio” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

; provided that, solely with respect to the August 2009 Calculation Period and the September 2009 Calculation Period, the amount described in clause (a) will be reduced by the Integration Defaults applicable for such Calculation Period.

(b) The proviso appearing in the definition of “Dilution Ratio” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

; provided that, solely with respect to a Calculation Period that (i) began on or after March 1, 2009 and ended on or before August 29, 2009 and (ii) began on or after August 30, 2009 and ending on or before October 3, 2009, the amount in clause (i) will be reduced by the Integration Dilution applicable for such Calculation Period.

(c) The definition of “Integration Defaults” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Integration Defaults” means, with respect to (i) the August 2009 Calculation Period, an amount equal to $6,749,771 and (ii) the September 2009 Calculation Period, an amount equal to $4,608,203; provided that if the Administrative Agent has not received a duly executed copy of Amendment No. 12 to the YRCW Credit Agreement on or prior to October 30, 2009, then at all times thereafter the Integration Defaults for the September 2009 Calculation Period

shall be deemed to be zero; provided, further, that if the Integration Waiver Condition is not satisfied on or prior to November 30, 2009, then at all times thereafter the Integration Defaults for the August 2009 Calculation Period and the September 2009 Calculation Period (if not previously reduced pursuant to clause (x) above) shall be deemed to be zero.

(d) The definition of “Integration Dilution” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety as follows:

“Integration Dilution” means, with respect to any Calculation Period corresponding to a calendar month below, the amount set forth opposite such month in the table below; provided that if the Administrative Agent has not received a duly executed copy of Amendment No. 12 to the YRCW Credit Agreement on or prior to October 30, 2009, then at all times thereafter the Integration Dilution for the September 2009 Calculation Period shall be deemed to be zero; provided, further, that if the Integration Waiver Condition is not satisfied on or prior to November 30, 2009, then at all times thereafter the Integration Dilution for each such Calculation Period shall be deemed to be zero:

Calculation Period	Integration Dilution ($)
March 2009	1,002,013
April 2009	4,195,314
May 2009	4,921,859
June 2009	1,569,708
July 2009	906,062
August 2009	1,323,789
September 2009	406,518

4. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:

(a) counterparts of this Amendment, duly executed by the Seller, the Performance Guarantor, each Agent and each Purchaser, and

(b) a duly executed copy of the Waiver to Credit Agreement, dated as of October 26, 2009, among the Performance Guarantor, as borrower, the entities party thereto as “Canadian Borrowers”, the entities party thereto as “UK Borrowers”, the “Required Lenders” (as each such term in quotations is defined in the YRCW Credit Agreement) and JPMorgan Chase Bank, National Association, as administrative agent.

5. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the waivers contained in Section 2 above and the amendments contained in Section 3 above, (i) no Servicer Default or Potential Servicer

Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

6. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

SUNTRUST BANK, as a Committed Purchaser

By:
Name:
Title:

THREE PILLARS FUNDING LLC, as a Conduit

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a Conduit

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Purchaser and as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION, as a Conduit

By:
Name:
Title: